UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)

17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On January 14, 2005, the Company’s Board of Directors approved certain increases in non-employee director cash compensation, effective March 1, 2005, for fiscal year 2006. The increases do not affect equity compensation for the Company’s directors.

     A copy of a summary of the Company’s fiscal year 2006 non-employee director cash compensation is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Financial Statements and Exhibits

Exhibit
Number	Exhibit Title
10.1	Summary of Fiscal Year 2006 Non-Employee Director Cash Compensation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Robert E. Ritchey
Robert E. Ritchey
President and Chief Executive Officer

Date: January 20, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
10.1	Summary of Fiscal Year 2006 Non-Employee Director Cash Compensation